avantair

Avantair, Inc.
(OTCBB: AAIR)

Investor Presentation

December 2009



This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including, without limitation, statements regarding Avantair's financial position, business strategy, plans, and Avantair's management's objectives and its future operations, and industry conditions, are forward-looking statements. Although Avantair believes that the expectations reflected in such forward-looking statements are reasonable, Avantair can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Avantair's expectations ("Cautionary Statements") as described in Avantair's public filings include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States. All subsequent written and oral forward-looking statements attributable to Avantair, or persons acting on Avantair's behalf, are expressly qualified in their entirety by the Cautionary Statements.

avantair

INVESTMENT HIGHLIGHTS

- Sole North American fleet provider of flight hour time cards and fractional shares in the Piaggio Avanti aircraft - the roomiest, quietest, safest and most fuel efficient aircraft with the lowest operating cost in the light jet category
- Compelling secular and economic drivers spurring demand for lower-cost alternatives within the private aviation market
- New innovative Axis Club Membership bridges the gap between the financial commitment of a fractional share and flight hour time cards
- Business model offers path to sustainable profitability

EXPERIENCED MANAGEMENT TEAM

Steven F. Santo
Chief Executive Officer

Avantair Founder
Former Assistant District Attorney in NY
Former Managing Partner, Fields, Silver & Santo
Former CEO of Skyline Aviation, aircraft leasing company
Pilot for 20 years
Over 1,000 flight hours in the Piaggio Avanti

Richard Pytak
Chief Financial Officer

Former Treasurer at Gibraltar Industries
Former Senior Manager at PricewaterhouseCoopers

Kevin Beitzel
Chief Operating Officer

Former Executive VP of Maintenance and Operations
Over 20 years experience in aviation industry
16 years with US Airways

avantair

AVANTAIR PROGRAM SUMMARY

avantair *Fly Smart.*

Avantair Fractional Ownership

Hourly Operating Cost*:
$2,610
(1/16th share)

Program Highlights:

- One-time acquisition cost; no hourly cost
- Customizable fractional share sizes
- 5-year term
- No restricted travel days
- Expanded Primary Service Area
- Lower operating cost per hour than other fractional programs

AXIS CLUB MEMBERSHIP BY AVANTAIR

AXIS Club Membership By Avantair

Hourly Operating Cost*:
$3,725 - $4,440

Program Highlights:

- One-time membership fee
- Tiered membership options to fit customer travel needs
- 3-year term
- No restricted travel days
- Expanded Primary Service Area
- Fractional conversion and upgrade options available

Edge

Edge Time Card

Hourly Operating Cost*:
$4,515
(25 hour card)

Program Highlights:

- All inclusive, one-time cost
- 15 or 25 hour cards available
- 12-month term
- Only 10 restricted travel days per year
- Expanded Primary Service Area
- Conversion options available

* Includes FET

- **Fractional shares in Avanti aircraft offer an affordable private travel option**
  - Buy aircraft wholesale
  - Break them into 16 shares (50 hours of flying time)
  - Sell the shares retail
  - Aircraft available when customers need to travel

- **Provide flight operations and fleet maintenance for our customers**
  - Generates recurring monthly maintenance and management fees with each share sold
  - 5-year agreement with annual CPI increases
  - Flight operations include scheduling, pilots and pilot training, maintenance, flight tracking and repositioning

AXIS CLUB MEMBERSHIP

- Hybrid program, designed to bridge the gap between the financial commitment of a fractional share and flight hour time card
- Memberships offer access to purchase a specified number of 25 hour blocks of flight time
- One-time membership fee starting as low as $75,000 for a 3-year term
- Each membership has minimum required purchase price of $80,000 or less for each block of flight hours, subject to annual CPI increase
- Fractional conversion and upgrade options available

EDGE TIME CARD

- Traditional time card program with 15 or 25 hour time cards available
- 25 hour time card costs $4,200 per hour (before FET)
- 12-month term with only 10 restricted travel days per year

Large Market Opportunity Drivers

- **Fractional Owners/Card Users**
  - Industry wide: 3 fractional share owners in 1986 to 5,593 today[1]
  - Card programs represent a new growth segment for industry
- **Companies/Individuals Seeking Affordable Private Travel Solutions**
  - 2.5 million high net worth individuals in the US with between $1-$30 million in investible assets[2]
  - Unfavorable conditions for travelers in commercial aviation market

[1] Source: AvData Fractional Aircraft Report, October 2009

[2] Source: Capgemini Consulting Technology Outsourcing/Merrill Lynch Wealth Management, World Wealth Report, June 2009 (http://www.ml.com/media/113831.pdf)

avantair®

LIGHT JET MARKET GROWTH

With 710 basis point year-over-year market share growth, Avantair is the fastest growing fractional in the light jet market

Fractional Light Jet Market Analysis



% of Market Share
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

	NetJets	Flight Options	Avantair	Citation Shares	FlexJet	Other Providers
2008	23.9%	22.8%	22.2%	14.5%	8.6%	7.9%
2007	35.0%	23.6%	15.2%	14.7%	5.9%	5.5%
Increase / Decrease	-11.1%	-0.8%	7.1%	-0.2%	2.6%	2.4%

Source: UBS Estimates, Amstat, Boston Aviation

Fractional Aircraft Market Share


11%
38%
51%
Avantair
NetJets
Flight Options, FlexJet, CitationShares

- Five companies have 11.0% or more of the total market for fractional aircraft, based upon the units in operation
- Avantair holds 11% market share

Source: Percentages are based on data derived from the 10-31-09 JetNet Fractional Report

avantair

COMPETITIVE ADVANTAGES

- **Sole fractional share and flight hour time card fleet operator of the Piaggio Avanti**
  - Lowest fuel burn and fuel surcharge*
    - Average of 40% more fuel efficient than comparable jets
    - Average of 35% less carbon emissions than comparable jets
  - Largest cabin in category
  - Short runway capability
- **Substantial leverage in business model**
  - Increase in fleet size reduces operating costs
  - Opportunity for significant margin growth
- **Single type aircraft fleet**
  - Lower maintenance and training costs
  - Fewer parts in inventory
- **Company-owned FBOs**

* Source: Aviation Research Group US (ARG/US), October 2009

Luxurious Private Jet Travel with Minimum Carbon Footprint

- **Standard setting aircraft**
  - First fleet in the industry to offset aircraft carbon emissions
- **Lowest fuel burn and carbon emissions in the industry**
  - Burns average of 40% less fuel than competitors at 450 mph
  - Average of 35% less carbon emissions
  - Lower overall costs
- **TerraPass**
  - Funds US clean energy and greenhouse gas reduction projects
  - Purchased flight TerraPass credits for all new owners
  - Offset over 5.8 million pounds of carbon dioxide

* Source: Aviation Research Group US (ARG/US), October 2009

PIAGGIO AVANTI AIRCRAFT



- **Fleet Statistics**
  - 55 aircraft in fleet currently
    - 3 new Piaggio Avanti II aircraft in October 2009
    - 1 additional aircraft expected in calendar 4Q09
  - 53 additional Piaggio Avanti aircraft on order through 2013
- **Realize economies of scale due to larger fleet size**
  - Reduces non-revenue repositioning flights and charter costs
  - Leverages existing infrastructure
  - Fixed Base Operations in three key hubs provide operating and maintenance efficiencies and lower fuel costs







As the best value in the private aircraft industry, the Piaggio Avanti offers an unparalleled combination of comfort, speed, performance, safety and efficiency.

avantair

OUR BUSINESS:
FRACTIONAL OWNERSHIP COMPETITIVE PRICING STRUCTURE

Avantair, Inc.
Year One Annual Operating Cost Comparison

Aircraft Description:					
	Avantair	CitationShares	Flight Options	NetJets	NetJets
Make	Piaggio	Cessna	Raytheon	Raytheon	Raytheon
Model	Avanti	CJ3	Hawker 400XP*	Hawker 400XP	Encore
Acquisition Cost	$ 425,000	$ 518,432	$ 175,000	$ 425,625	$ 579,688
Share Size	1/16	1/16	1/16	1/16	1/16
Maximum Hours per Year	50	50	50	50	50
Unit Operating Costs:					
Occupied Hourly Rate	$0	$4,394	$1,750	$1,806	$1,801
Fuel Surcharge/Hour**	$223	$42	$468	$526	$532
FET on Occupied Rate	$297	0.0%	7.5%	7.5%	7.5%
Monthly Management Fee	$9,650	$0	$6,100	$7,749	$8,862
Year One Annual Operating Costs:					
Occupied Hourly Cost	$ -	$ 219,700	$ 87,500	$ 90,300	$ 90,050
Fuel Surcharge Cost	$ 11,150	$ 2,113	$ 23,375	$ 26,300	$ 26,600
FET on Hourly Cost	$ 3,563	$ -	$ 8,316	$ 8,745	$ 8,749
Management Fee	$ 115,800	$ -	$ 73,200	$ 92,988	$ 106,344
Total Annual Operating Costs	$ 130,513	$221,813**	$ 192,391	$ 218,333	$ 231,743
Effective Hourly Rate of Operation	$ 2,610	$ 4,436	$ 3,848	$ 4,367	$ 4,635
Yearly Cost Savings With Avantair		41%	32%	40%	44%

* Pre-owned shares

** Assumptions: CitationShares Citelines 365 day optoin builds $3.50/gal and FET into operating cost.

Source for January 2009 fuels surcharges: Boston Aviation

Substantial marketing leverage generated as growing customer base results in more customer referrals

- Nearly 4 out of 5 new customers are referrals from existing customers
- ~20% of new customer sales in 1QFY10 were from customers new to private air travel
- Only nationally recognized program operator experiencing flight hour growth across all private aircraft categories*

"Part 135 flying was down just 3.5 percent compared with the same month last year, while fractional activity fell 7.7 percent, ARG/US data shows. However, fractional turboprop flying is up 24.4 percent, thanks to fractional provider Avantair."*

* Source: Aviation Research Group US (ARG/US), October 2009


Aircraft in Fleet
60
50
40
30
20
10
0
2006
2006
2007
2008
2009*
Calendar Year

*As of November 2009

avantair®

Fleet expansion drives recurring maintenance and management fees

- $17.9 million for fiscal first quarter of 2010, up 5.3% year-over-year

Leverage opportunities

- Fewer repositioning flights
- Fewer charters
- Decrease in overall costs of flight operations

avantair

CHARTER USAGE

Avantair, Inc. Historical Charter Usage

(in relation to Total Monthly Flight Hours Flown)



5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%

	Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09	Mar-09	Apr-09	May-09	Jun-09	Jul-09	Aug-09	Sep-09
Charter Usage	3.1%	2.0%	1.1%	0.4%	0.3%	0.3%	0.1%	0.0%	0.2%	0.1%	1.0%	0.7%	0.5%	0.1%	0.6%	0.0%	0.0%	0.0%	0.6%	0.1%	0.2%

avantair

FINANCIAL SECTION



avantair®

ANNUAL REVENUE AND OPERATING RESULTS



$160
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($MIL)
2004
2005
2006
2007
2008
2009
Fiscal Year
Net Loss
Revenue

OPERATING INCOME (LOSS) AND REVENUE GENERATING FLIGHT HOURS FLOWN



($ Millions)
(Hours)
$3.5
$2.5
$1.5
$0.5
-$0.5
-$1.5
-$2.5
-$3.5
-$4.5
-$5.5
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
8,263
($5.2)
8,257
($2.1)
8,393
($1.9)
$0.6
8,328
$0.3*
8,626
8,277
($0.7)
9,356
$0.2
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
Operating Income (Loss)
Revenue Generating Flight Hours

* Excludes a $2.95 mil nonrecurring credit resulting from the termination of a vendor contract and reimbursement for services not performed.

FISCAL 2008 AND 2009
REVENUE AND OPERATING RESULTS



Net Loss
EBITDA
Revenue
$140
$120
$100
$80
$60
$40
$20
$0
($20)
($million)
Year ended June 30, 2008
Year ended June 30, 2009

FIRST QUARTER FISCAL 2009 AND 2010
REVENUE AND OPERATING RESULTS



Net Loss
EBITDA
Revenue
$40
$35
$30
$25
$20
$15
$10
$5
$0
($5)
($10)
($million)
3 months ended September 30, 2008
3 months ended September 30, 2009*

* This information is derived from the unaudited financial statements of Avantair as of and for the three months ended September 30, 2009. Such information is subject to adjustment when audited.

NON-GAAP MEASURES

The Company believes that EBITDA (results from operations before depreciation and amortization) is useful to investors as it excludes certain non-cash expenses that do not directly relate to the operation of aircraft. This measure is a supplement to generally accepted accounting principles (GAAP) used to prepare the Company's financial statements and should not be viewed as a substitute for GAAP measures. In addition, the Company's non-GAAP measure may not be comparable to non-GAAP measures of other companies. Income from operations, which the Company believes to be the most directly comparable GAAP financial measure, would include depreciation and amortization expense.

Depreciation and amortization expense was approximately $5.2 million and $3.6 million for the years ended June 30, 2009 and 2008, respectively, resulting in income from operations of approximately $38,000 for the year ended June 30, 2009 and a loss from operations of approximately $16.6 million for the year ended June 30, 2008.

Depreciation and amortization expense was approximately $1.5 million and $1.1 million for the three months ended September 30, 2009 and 2008, respectively, resulting in income from operations of approximately $249,000 for the three months ended September 30, 2009 and a loss from operations of approximately $1.9 million for the three months ended September 30, 2008.

FISCAL FIRST QUARTER 2010 HIGHLIGHTS

- Total revenues of $35.2 million, up 7.7% year-over-year
- Revenue-generating flight hours flown reached a new quarterly record, increasing 13% quarter-over-quarter to 9,356 hours compared to 8,277 hours for the fiscal fourth quarter ended June 30, 2009, and increasing 11% year-over-year compared to 8,393 for the fiscal first quarter ended September 30, 2008.
- Flight time cards sold for the three months ended September 30, 2009 increased 69% to 86 compared to 51 flight time cards sold during the fiscal fourth quarter ended June 30, 2009, and 219% from 27 for the fiscal first quarter ended September 30, 2008.
- EBITDA (results from operations before interest, taxes, depreciation and amortization) of $1.8 million versus a loss of $820,000 for the first quarter of 2009.
- Income from operations of $249,078, an improvement from the $1.9 million operating loss in the same period a year ago.
- Closed tranche of a PIPE (Private Investment in a Public Entity) financing on September 25th for $0.6 million, and through October 16th, the Company sold an additional 8.8 million shares of common stock generating net proceeds of approximately $8.0 million (subsequent event).
- Fleet size increased to 55 aircraft, with three new Piaggio Avanti II aircraft in October (subsequent event).


Flight Time Card Sales
90
80
70
60
50
40
30
20
10
0
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Quarter Ended

Fractional shares:

- Fractional share sales are paid in cash up front with revenue amortized over 60 months
- Approximately $1 million gross profit per fractionalized aircraft
- Maintenance and management fees provide recurring monthly revenues
- Growth in fractional shares add incremental monthly fees on growing base

AXIS Club Membership:

- Membership fee is paid in cash up front with revenue amortized over 36 months
- Membership fee may be applied towards the purchase of a fractional share

Edge and AXIS Time Cards:

- Edge and Axis flight hour time card sales are paid in cash up front with revenue recognized when hours are used

avantair®

AVANTAIR KEY TAKEAWAYS

- Superior growth rate relative to private aviation market; Avantair continues to gain market share
  - Taking market share from competitors
  - Gaining new customers
- Defensible competitive advantages - Piaggio Avanti is technologically superior to other light jets and is exclusive to Avantair
- Recurring revenue stream via fractional share and Axis membership sales
- Substantial operating leverage inherent to business model, expected to lead to sustainable profitability

avantair®

Avantair, Inc.
(OTCBB: AAIR)

Headquartered in
Clearwater, FL

727.538.7910

www.avantair.com

